MRI INTERVENTIONS

Ticker: MRIC

Investor Presentation

July 2013


CLEARPOINT
KNOB ROTATION
L
R
X
Y
PITCH
ROLL

Forward-Looking Statements

Certain matters in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements often can be identified by words such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would," or the negative of these words or other words of similar meaning. Forward-looking statements by their nature address matters that, to different degrees, are uncertain and involve risk. Uncertainties and risks may cause MRI Interventions' actual results and the timing of events to differ materially from those expressed in or implied by MRI Interventions' forward-looking statements. For MRI Interventions, particular uncertainties and risks include, among others: demand and market acceptance of its products; its ability to successfully complete the development of, and to obtain regulatory clearance or approval for, future products, including its current product candidates; availability of third party reimbursement; the sufficiency of its cash resources to maintain planned commercialization efforts and research and development programs; future actions of the FDA or any other regulatory body that could impact product development, manufacturing or sale; its ability to protect and enforce its intellectual property rights; its dependence on collaboration partners; the retention of its sales representatives and independent distributor; the impact of competitive products and pricing; and the impact of the commercial and credit environment on it and its customers and suppliers. More detailed information on these and additional factors that could affect MRI Interventions' actual results are described in MRI Interventions' filings with the Securities and Exchange Commission, including, without limitation, the quarterly report on Form 10-Q filed on May 10, 2013. Except as required by law, MRI Interventions undertakes no obligation to publicly update or revise any forward-looking statements contained in this presentation to reflect any change in MRI Interventions' expectations or any change in events, conditions or circumstances on which any such statements are based.

MRI Interventions, Inc. (MRIC)

Next gen platform enabling real-time, MRI-guided, minimally invasive brain surgery



CLEARPOINT
neuro intervention system



Establishing the "Gateway for the Delivery of Neurological Therapies"

Company Highlights

First-to-Market	Only system providing real-time visualization, inside the brain, during procedure
Large Market	2.2 million treatment resistant neuro disease patients in US, 4+ million WW
Platform Opportunity	Tremendous Value in the Gateway for Delivering Neurological Therapies
Commercial Traction	FDA-cleared, CE-marked, 21 ClearPoint systems in US, 2 in Europe
Robust IP Portfolio	85 issued patents, 100+ patents pending – covering MRI-guided interventions
Attractive Revenue Model	Razor / razorblade revenue model with strong margins
Strong Product Pipeline	ClearTrace system for MRI-guided minimally invasive cardiac procedures

Next Gen Platforms Have Been Developed for Other Specialties and Revolutionized Those Fields

	Orthopedics	Abdominal	Cardiac Surgery	Neurosurgery
Past	Open surgery based on pre-surgical images	Open surgery based on pre-surgical images	Open-heart surgery based on pre-surgical images	Open surgery and stereotactic MIS based on pre-surgical images
Present	Minimally-invasive surgery based on **real-time** endoscopic visualization 1.2M procedures/year	Minimally-invasive surgery based on **real-time** laparoscopic visualization 4.0M procedures/year	Minimally-invasive procedures based on **real-time** fluoroscopic visualization 1.5M procedures/year	***ClearPoint*** Minimally-invasive procedures based on **real-time** MRI visualization

Establishing ClearPoint as the Gateway for the Delivery of Neuro Therapies

Next Gen Neuro Platform Requires Real-time, High Resolution Visualization

Without ClearPoint, minimally invasive procedures are performed "blind"

Conventional Stereotactic Procedure



No visualization

CLEARPOINT
neuro intervention system


Left Bottom Cannula
Left STN

ClearPoint is the only platform providing this capability

MRI
INTERVENTIONS

ClearPoint Neuro Intervention System


CLEARPOINT
KNOB ROTATION
L
R
X
Y
PITCH
ROLL

ClearPoint Procedure Overview







Target Selection & Entry Planning


ENTRY PLANNING
MRI
INTERVENTIONS

ClearPoint Procedure Overview

SmartFrame® Trajectory Guide



SmartFrame® Hand Controller



Trajectory Alignment & Device Insertion



ClearPoint Procedure Overview

Delivery of Neurological Therapy

Drug Delivery[1]



Asleep DBS



Left Bottom Cannula
Left STN

Laser Ablation[2]



[1] The SmartFlow® cannula is presently FDA-cleared for injection of cytarabine, a chemotherapy drug, to the ventricles or removal of CSF from the ventricles during intracranial procedures. Delivery of other therapeutic agents using the SmartFlow cannula is investigational.

[2] MR Thermometry is an MRI-based functionality available on most MR scanner platforms and it is a feature built into products from several third party vendors. The ClearPoint system enables MRI-guided procedures and allows physicians to use this inherent MR capability during a procedure.

Enabling Transformative Change in Delivery of Neuro Therapies

	WITHOUT CLEARPOINT	WITH CLEARPOINT	
Drug Delivery	Injecting drugs blind, often misses target		Visualized procedure, drug hits target
Deep Brain Stimulation	Inserting DBS leads blind, often requires awake patient		Patient can be asleep during procedure
Destruction of Diseased Tissue	Can be highly invasive surgical procedure w/ full craniotomy		Minimally invasive procedure

The ClearPoint Difference

Without ClearPoint	With ClearPoint
No direct visualization, Performed in an operating room	Direct, high resolution visualization, Performed in an MRI Suite
Patient often must be awake for their own brain surgery	Patient under general anesthesia
Long procedures – Can be up to 8 hours	Short procedures – Can be 3 hours or less
Complex procedure, requires extensive training	Simple procedure, brief training
Poor economics for hospital and physician	Attractive economics for hospital and physician

ClearPoint is a win-win-win

Patients | Surgeons | Hospitals

ClearPoint Revenue Model

BUSINESS MODEL – RAZOR / RAZORBLADE

- ClearPoint Hardware/Software: $130,000 ASP (paid upfront or over time)
- ClearPoint Disposables: $7,300 ASP per procedure with strong margins
- Generate recurring revenue from the sale of disposables
- Procedures covered by existing reimbursement codes
- Platform system for minimally invasive neurosurgery




Gateway for the Delivery of Therapeutics to the Brain



Delivery of Drugs, Gene Therapy, Stem Cells
Placement of DBS Leads
Destruction of Diseased Tissue
CLEARPOINT
GATEWAY

Value of ClearPoint Gateway – Patient Populations

US Patient Populations

Neuro Disorder	Patient Population	Treatment Resistant Patient Population
Parkinson's Disease	1,500,000	150,000
Epilepsy	2,300,000	250,000
Brain Tumor	200,000	30,000
OCD	3,300,000	100,000
Major Depression	6,000,000	1,200,000
Dystonia	250,000	25,000
Alzheimer's	5,400,000	500,000
Huntington's	30,000	30,000

2.2 million, and growing…

(4+ million WW)

Therapeutic Approaches

Deep Brain Stimulation	Direct Drug Delivery	Focal Ablation

CLEARPOINT
neuro intervention system

ClearPoint is a Platform Technology that Supports All of These Current and Emerging Therapeutic Approaches

Value of ClearPoint Gateway - Market Opportunity


CLEARPOINT
GATEWAY

Total ClearPoint US market opportunity > **$16 billion**

- **Parkinson's DBS** sub-segment alone represents US market opportunity of **$1.1 billion**

- **Epilepsy Focal Ablation** sub-segment alone represents US market opportunity of **$1.8 billion**

ClearPoint OUS market opportunity is **equivalent** to US market opportunity

With regulatory approvals, a **GBM drug** delivered with ClearPoint would create an **annual WW revenue opportunity** of over **$140 million**

ClearPoint's Unique Opportunity in Drug Delivery



Delivery of Drugs to the Brain Presents Special Challenges

- Systemic delivery (pills, shots, IV) of almost all drugs blocked by Blood Brain Barrier (BBB)
- BBB blocks 98% of small molecules and virtually 100% of large molecules



Direct Injection without ClearPoint problematic

- Blind procedure makes it difficult to hit the neuro target (i.e. Brain tumor)
- Neopharm Precise Trial - 51% of the catheters placed in the trial failed to meet all positioning criteria (n=572)



Benefits of Drug Delivery with ClearPoint

- Fully visualized procedure, neurosurgeon sees that target is reached
- Eliminates the Blood Brain Barrier issue
- Reduces/eliminates unwanted systemic side effects
- More selective to neurological target
- Reduces dosage levels (as little as 1/300th of systemic volume)

Compelling Business Model in Drug Delivery

MRIC partners with drug company/researchers

- MRIC provides ClearPoint, a unique delivery platform
- Drug company provides promising CNS drug candidate (FDA approval still needed)
- ClearPoint becomes the delivery platform for the drug in trials and beyond
- Drug company pays for the trial

If the drug delivered with ClearPoint is approved, then

- MRIC gets revenue from ClearPoint disposables (approximately $7000/patient)
- Drug company gets revenue from drug
- MRIC has "drug company-like upside", with little downside

MRIC seeks to be involved in as many CNS drug trials as possible

- Currently involved in 5 trials
  - 3 for brain tumors
  - 2 for Parkinson's disease
- Accelerated regulatory review is possible for GBM drugs

MRI
INTERVENTIONS

Building the Value of the ClearPoint Gateway


CLEARPOINT
KNOB ROTATION
L
R
X
Y
PITCH
ROLL

Building on a Sturdy Foundation

Leading industry partners, academic institutions, and clinicians support MRIC technology and its application across multiple specialties.

INDUSTRY PARTNERS

SIEMENS

BrainLAB

Boston Scientific

UNIVERSITY RESEARCH

UCSF

THE UNIVERSITY OF UTAH

JOHNS HOPKINS MEDICINE

SYSTEM COMPATABILITY

PHILIPS

SIEMENS

BrainSUITE

IMRIS

GE Healthcare

CLINICIAN ADVISORS



Dr. Philip Starr
UCSF



Dr. Paul Larson
UCSF & VA



Dr. Ali Rezai
Ohio State Univ



Dr. Russ Lonser
Nat Inst. of Health



Dr. Krys Bankiewicz
Bankiewicz Lab, UCSF



Dr. Nassir Marrouche
Univ of Utah

Growing a Strong Base of Clinical Support

NEUROSURGEON PERSPECTIVE ON CLEARPOINT

The ClearPoint System "represents a major step forward in our ability to treat complex neurological diseases."

Dr. Karl Sillay, former Director of Adult Functional and Stereotactic Neurological Surgery at the University of Wisconsin, quoted in UW Health News, May 24, 2011

Using ClearPoint, I can ensure clean margins while avoiding damage to the rest of the brain. I imagine this platform will be helpful in delivering a wide range of therapies to brain disorders, above and beyond what we have seen so far."

Dr. Hooman Azmi, Neurosurgeon, Hackensack University Medical Center


Dr. Paul Larson
Neurosurgeon
UC San Francisco

Dr. Paul Larson, Neurosurgeon, UCSF
Comments on ClearPoint

Drs. Sillay, Chabardes, Azmi and Larson have no equity interest in the Company and they are not consultants to the Company

"The move to real-time, MRI-guidance for minimally invasive neurosurgical procedures is inevitable and the ClearPoint system is now bringing these capabilities to the clinic."

Professor Stephan Chabardes
(Universite Joseph Fourier – Grenoble, France)

Building a Library of Peer-Reviewed Journal Support


70
OPERATIVE
NEUROSURGERY


Placement of Deep Brain Stimulator Electrodes Using
Real-Time High-Field Interventional Magnetic
Imaging
Minimally Invasive Precision Brain Acce
Prospective Stereotaxy and a Trajectory
Novel Platform for MRI-Guided Convection-
Enhanced Delivery of Therapeutics: Preclinical
Validation in Nonhuman Primate Brain
Clinical Neurology and Neurosurgery
Interventional MRI-guided Putaminal Delive
of AAV2-GDNF for a Planned Clinical Trial
in Parkinson's Disease
An Optimized System for Interventional Magnetic
Resonance Imaging Guided Stereotactic Surgery:
Preliminary Evaluation of Targeting Accuracy

Growing the ClearPoint Footprint

23 ClearPoint Sites (21 US, 2 Europe)


UCSF Medical Center
Henry Ford Health System
UPMC
LIFE CHANGING MEDICINE
Boston
SPECTRUM HEALTH
UW Health
University of Wisconsin Hospital and Clinics
Memorial Sloan-Kettering Cancer Center
Cleveland
New Haven
Columbus
University of Utah Health Care
HackensackUMC
Where medicine meets innovation
Baltimore
Cincinnati Children's Hospital Medical Center
National Institutes of Health
San Diego
EMORY HEALTHCARE
San Francisco
The University of Texas MD Anderson Cancer Center
Making Cancer History
Methodist The Methodist Hospital
Plus, 2 sites in Europe

As of March 31, 2013

Expanding the Reach of the ClearPoint Gateway

Sites x **Utilization** = **Revenue**

Expanding the Footprint



UCSF Medical Center
UPMC
Boston
SPECTRUM HEALTH
UW Health
University of Wisconsin Hospital and Clinics
Cleveland
New Haven
Columbus
HackensackUMC
UNIVERSITY OF UTAH HEALTH CARE
Baltimore
Cincinnati Children's Hospital Medical Center
San Diego
EMORY HEALTHCARE
San Francisco
MD Anderson Cancer Center
Methodist The Methodist Hospital

Increasing Utilization

Hospital Case Study:
Initial utilization: 1 case per month
Implemented "Immersion Strategy"
Current utilization: 6 cases per month

Keys to success:
High customer touches
Trained multiple doctors
Multiple procedure types
Customer marketing / hospital PR

Replicating Success from Hospital Case Study:
Increase Sales Personnel
Increase Support Personnel
Increase ClearPoint Awareness (surgeons, referring physicians and patients)

Increasing Awareness of ClearPoint

HOSPITAL PRESS RELEASES


UCSF
About Patient Care Research Education News Center
Home > News Center
Cutting-Edge Interventional MRI System Transforms Brain Surgery for Parkinson's Patients
DBS Operation for Parkinson's Disease Performed Inside iMRI
Sept. 19, 2011
CONTACT: Dwight Angell
Dwight.Angell@hfhs.org
313.876.8709
DETROIT – Henry Ford Hospital became the third hospital in the United States to perf
Stimulation (DBS) procedure inside an Intraoperative Magnetic Resonance Imaging sc
"This is a great addition to the neurosurgical toolbox," says Jason M. Schwalb, M.D., Director of Movement Disorder and Behavioral Neurosurgery at Henry Ford Health System.
Hackensack University Medical Center First on East Coast to Use MRI-Guided Neurosurgical Procedure to Treat Parkinson's Disease
New Approach Simplifies Parkinson's Surgery
Madison, Wisconsin - University of Wisconsin Hospital and Clinics has become the second academic medical center in the country where neurosurgeons can perform deep-brain stimulation (DBS) in an intra-operative MRI (iMRI) suite.
The new operating suite allows neurosurgeons to perform faster and more accurate brain surgery while a real-time magnetic resonance image of the patient's brain is displayed.
For patients, the result is a quicker and more comfortable experience. Conventional DBS surgery, for
Dr. Sillay and staff move the patient from the operating room to

HOSPITAL WEB PRESENCE


UPMC


NEWS & EVENTS
North Jersey Brain & Spine Center


UCSF Department of Neurological Surgery
On the Cutting Edge


Neuroscience Institute
How Deep Brain Stimulation Is Done
After the Surgery

Increasing Awareness of ClearPoint

HOSPITAL MARKETING - LOCAL NEWS



Obituaries
Classifieds
Jobs
Shopping
Cars
post-gazette.com
HOME
NEWS
LOCAL
SPORTS
OPINION
A&E
UWHealth

NEUROSURGEON NEWSLETTERS / PAMPHLETS



neurosurgery
MESSENGER
Intraoperative MRI Deep Brain Stimulation Placement
Stimulating the Brain
Neurosurgeons at UPMC offer new Deep Brain Stimulation treatment for movement disorders.
movement disorders program
neurosurgery news
UCSF

ClearPoint Business is Growing

Growth Indicators

- Strong quarterly sequential growth in disposable revenue
- Growing number of sites
- Additions to Sales and Support team increase capacity to further grow sites/utilization



Disposable Revenue
(Amounts in 000's)
$350
$300
$250
$200
$150
$100
Q2 - 2012
Q3 - 2012
Q4 - 2012
Q1 - 2013



Number of ClearPoint Sites
10
12
14
16
18
20
22
24
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13



Sales and Support Personnel
10
8
6
4
2
0
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13

Expanding ClearPoint Drug Delivery Opportunity

Involvement in 5 Investigational Drug Trials:

1) Toca 511 for GBM (brain tumor) – Multicenter / Tocagen
2) 124I-8H9 Radio Immunotherapy for DIPG (brain tumor) – Memorial Sloan Kettering Cancer Center
3) IL-13 for GBM (brain tumor) – National Institutes of Health
4) Gene therapy - AAV2-hAADC for Parkinson's disease – UCSF / Michael J. Fox Foundation
5) Gene therapy - AAV2-GDNF for Parkinson's disease - NIH

Building the Value of the ClearPoint Gateway

Summarizing Progress over Recent Quarters

- Grown Clinical Support among Neurosurgeons
- Built Peer-Reviewed Journal Library
- Expanded ClearPoint Geographic Footprint
- Increased Utilization, Working to Replicate Case Study Success
- Increased Marketplace Awareness
- Grown the Field Sales and Support Team
- Expanded Participation in Investigational Drug Trials

Our Next Platform in Development – ClearTrace

CLEARTRACE
cardiac intervention system

ClearTrace™ Cardiac Intervention System for minimally invasive surgical procedures in the heart.

Intra-procedural Visualization: Current Procedure vs. ClearTrace Procedure

Current Procedure



ClearTrace System



CAUTION: Investigational device. Limited by federal law to investigational use.

Financial Highlights

TRADING ACTIVITY

- Symbol - MRIC (OTCBB)
- $1.19 – Closing Price (July 8, 2013)
- Average Daily Volume – approx. 100,000 (as of July 8, 2013)

BALANCE SHEET HIGHLIGHTS

- Cash at March 31 - $9.2M
- Shares Outstanding as of March 31 – 57.3M shares (all common)
- $80M has been invested in MRIC since inception in 1998, primarily R&D

Financial Highlights

INCOME STATEMENT HIGHLIGHTS

- Total product revenues increased 107% Q1 2013 vs. Q1 2012
- Disposable product revenues grew by 128% for the year (2012 vs. 2011)
- Strong sequential quarterly growth in recurring disposable revenues

	Quarters Ended March 31,		Years Ended December 31,	
	2013	2012	2012	2011
Revenues				
License	$ 650	$ 650	$ 3,346	$ 2,600
Product & Service	614	330	1,711	1,218
Total Revenues	1,264	980	5,057	3,818
Operating loss	$ (1,367)	$ (1,151)	$ (3,129)	$ (5,921)

Summary

- We are establishing ClearPoint as the Gateway for the Delivery of Neurological Therapies
- We believe this Gateway will have tremendous value, driven by millions of neuro disease patients who otherwise have limited therapeutic options
- We are making significant commercial progress – proven technology, site installations, expanded sales capabilities, clinical drug trials
- We believe that ClearPoint drug delivery represents a unique and compelling "drug company-like upside" opportunity with limited downside

Ticker: MRIC
MRI Interventions, Inc.
One Commerce Square, Suite 2550
Memphis, TN 38103

(901) 522-9300
info@mriinterventions.com

Descriptions of the Videos Included in this Presentation

This presentation includes five embedded videos. The following table provides the location of each video in the presentation and a description of each video:

Slide No.	Description
8 (right side)	This video depicts the target selection and entry planning portion of a ClearPoint procedure. The video shows an animation of a patient and the ClearPoint system in use, along with images from the ClearPoint software that show MRI scans used to select a target site , trajectory to target and entry point on the MRIC SmartGrid® matrix. This video is an excerpt of the ClearPoint system demonstration video available on MRI Interventions' website at www.mriinterventions.com/clearpoint/demonstration-video.
9 (right side)	This video depicts the trajectory alignment and device insertion portion of a ClearPoint procedure. The video shows an animation of a patient and the ClearPoint system in use, along with images from the ClearPoint software that show MRI scans used to align the MRIC SmartFrame® trajectory guide along a planned trajectory and then depicts the insertion of a device into the target neuro anatomy. This video is an excerpt of the ClearPoint system demonstration video available on MRI Interventions' website at www.mriinterventions.com/clearpoint/demonstration-video.
10	The video on the far left depicts a series of MRI images that show the infusion of fluid into the brain. The video on the far right depicts a series of MRI images that show changes in brain tissue temperature, color-coded to correspond with the temperatures shown in the legend contained within the image window.
21	In this video, Dr. Paul Larson, a neurosurgeon, speaks about his experience with the ClearPoint system. The following is a transcript of Dr. Larson's remarks in the video: "It was tremendous. The system performed exactly to our expectations. The patient was asleep. The targeting in the software worked flawlessly. We were able to place electrodes with one penetration of the brain as opposed to two or three or four that we would have done in that patient with the traditional implantation." "It changes things pretty substantially. The scanner allows us to see where we're going, in real time. For surgeons, the procedure time gets cut down by a half or a third. And you have this immediate feedback. Is the electrode going to the right spot? From a patient standpoint there are tremendous advantages. You know, who would want to have an awake brain operation if you could be asleep for it?"

ClearPoint Neuro Intervention System

ClearPoint Draping in Preparation for a Case in a Diagnostic MRI Suite



ClearPoint Neuro Intervention System

Selected ClearPoint Disposable Components

